Manufacturing in Collaboration with Haima Auto	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Manufacturing in Collaboration with Haima Auto
21. Manufacturing in Collaboration with Haima Auto
On March 31, 2017, the Group entered into a contract arrangement with Haima Auto for the manufacture of vehicles. The agreement was expired on December 31, 2021, and such agreements were renewable by mutual consent. Pursuant to the arrangement, starting from 2018, Haima Auto provides an annual production capacity of 50,000 units, for the manufacturing of G3. While Haima is in charge of the day-to-day
operations of the plant, the Group retains effective control over the supply chain, the manufacturing process, testing and quality control. For each vehicle produced, the Group will incur manufacturing cost on a per-vehicle
basis monthly. The Group did not have any compensation or fees for Haima Auto other than the aforementioned manufacturing cost.
In consideration of commercial development needs, the Group and Haima came to a mutual consent that the former agreement would not be renewed and signed a transitional agreement in August 2021 for the termination of the manufacturing of vehicles in Haima plant and the corresponding relocation arrangements. As a result of the transitional and relocation agreement, relocation and disposal costs were incurred and borne by the Group, of which RMB132,856 was recognized as other operating expenses for the year ended December 31, 2021. Furthermore, RMB2,830 additional costs was recognized as other operating expenses for the year ended December, 31, 2024. The relocation and disposal costs of RMB98,861 were or will be incurred in the form of cash, while the remaining amounts were non-cash.
For the years ended December 31, 2022, 2023 and 2024, nil, RMB43,903 and RMB4,166 were paid in cash, respectively.